UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 18, 2009

CFS BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

INDIANA
(State or Other Jurisdiction of Incorporation)

000-24611	35-2042093
(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321
(Address of Principal Executive Offices)	(Zip Code)

(219) 836-5500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD Disclosure

On June 18, 2009, CFS Bancorp, Inc. (the "Company") issued a press release announcing the declaration of a quarterly cash dividend.

Attached as Exhibit 99.1 is a copy of the Company’s press release related to the announcement of the declaration.  This press release is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except otherwise provided herein.

ITEM 9.01     Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

The following exhibit is filed herewith.

Exhibit Number                                                                Description

                                99.1                                                         Press Release dated June 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CFS BANCORP, INC.

Date: June 18, 2009	By:	/s/ Joyce M. Fabisiak
Joyce M. Fabisiak
Vice-President